                     AMENDED EXECUTIVE EMPLOYMENT AGREEMENT


   This Amended Executive Employment Agreement ("Amendment Agreement") is entered into as of this 14th day of November, 1996, by and between QUIXOTE CORPORATION, a Delaware corporation (the "Company"), and MYRON R. SHAIN, of Palos Hills, Illinois (the "Executive").

                                     RECITALS:


          WHEREAS, the Company and Executive are parties to an Executive Employment Agreement dated as of June 24, 1991 ("Agreement"); and

          WHEREAS, the parties desire to amend the Agreement to permit Executive to accept outside directorships and to serve in such positions for or without compensation;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

         1. Section 2 of the Agreement is hereby amended as of the date hereof to read as follows:

               2.   POSITION AND DUTIES.   The Executive shall serve as
Executive Vice President-Finance, Treasurer and Chief Financial Officer of the Company with such duties and responsibilities as may from time to time be determined by the President with the approval of the Chairman. During the term of this Agreement, the Executive will devote his entire time during reasonable business hours to the performance of his duties under this Agreement and will not, without the consent of the Board, engage directly or indirectly in any other business for compensation or profit. Notwithstanding the above, the Executive may accept outside directorships and serve in such positions for or without compensation, and may engage in activities in connection with his personal investments, as long as such positions and activities do not interfere with the performance of the Executive's duties hereunder.

          2. Except as provided in Section 1, above, there shall be no other changes to the Agreement.

          IN WITNESS WHEREOF, the Company and Executive have executed this Amendment Agreement as of the day and year first above written.




QUIXOTE CORPORATION                            MYRON R. SHAIN

By: /s/ Philip E. Rollhaus Jr.                /s/ Myron R. Shain
   ---------------------------                -----------------------
Its: Chairman and Chief Executive
      Officer


ATTEST:

/s/ Joan R. Riley
-------------------------------

                            AMENDED EXECUTIVE EMPLOYMENT AGREEMENT


          This Amended Executive Employment Agreement ("Amendment Agreement") is entered into as of this 14th day of November, 1996, by and between QUIXOTE CORPORATION, a Delaware corporation (the "Company"), and JAMES H. DEVRIES, of Winnetka, Illinois (the "Executive").

                                       RECITALS:


          WHEREAS, the Company and Executive are parties to an Executive Employment Agreement dated as of June 24, 1991 ("Agreement"); and

          WHEREAS, the parties desire to amend the Agreement to permit Executive to accept outside directorships and to serve in such positions for or without compensation;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

          1. Section 2 of the Agreement is hereby amended as of the date hereof to read as follows:

               2.  POSITION AND DUTIES.   The Executive shall serve as
Executive Vice President, Secretary and General Counsel of the Company with such duties and responsibilities as may from time to time be determined by the President with the approval of the Chairman. During the term of this Agreement, the Executive will devote his entire time during reasonable business hours to the performance of his duties under this Agreement and will not, without the consent of the Board, engage directly or indirectly in any other business for compensation or profit. Notwithstanding the above, the Executive may accept outside directorships and serve in such positions for or without compensation, and may engage in activities in connection with his personal investments, as long as such positions and activities do not interfere with the performance of the Executive's duties hereunder.

          2. Except as provided in Section 1, above, there shall be no other changes to the Agreement.

          IN WITNESS WHEREOF, the Company and Executive have executed this Amendment Agreement as of the day and year first above written.









QUIXOTE CORPORATION                        JAMES H. DEVRIES

By: /s/ Philip E. Rollhaus Jr.            /s/ James H. DeVries
    -----------------------------         --------------------------
Its: Chairman and Chief Executive
      Officer


ATTEST:

/s/ Joan R. Riley
----------------------

                           AMENDED EXECUTIVE EMPLOYMENT AGREEMENT


          This Amended Executive Employment Agreement ("Amendment Agreement") is entered into as of this 14th day of November, 1996, by and between QUIXOTE CORPORATION, a Delaware corporation (the "Company"), and PHILIP E. ROLLHAUS, JR., of Chicago, Illinois (the "Executive").

                                       RECITALS:


          WHEREAS, the Company and Executive are parties to an Executive Employment Agreement dated as of June 24, 1991 ("Agreement"); and

          WHEREAS, the parties desire to amend the Agreement to permit Executive to accept outside directorships and to serve in such positions for or without compensation;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

          1. Section 2 of the Agreement is hereby amended as of the date hereof to read as follows:

               2.  POSITION AND DUTIES.   The Executive shall serve as
Chairman and Chief Executive Officer of the Company with such duties and responsibilities as may from time to time be determined by the President with the approval of the Chairman. During the term of this Agreement, the Executive will devote his entire time during reasonable business hours to the performance of his duties under this Agreement and will not, without the consent of the Board, engage directly or indirectly in any other business for compensation or profit. Notwithstanding the above, the Executive may accept outside directorships and serve in such positions for or without compensation, and may engage in activities in connection with his personal investments, as long as such positions and activities do not interfere with the performance of the Executive's duties hereunder.

          2. Except as provided in Section 1, above, there shall be no other changes to the Agreement.

          IN WITNESS WHEREOF, the Company and Executive have executed this Amendment Agreement as of the day and year first above written.






QUIXOTE CORPORATION                     PHILIP E. ROLLHAUS, Jr.


By: /s/ James H. DeVries                 /s/ Philip E. Rollhaus, Jr.
   --------------------------            ----------------------------
Its: Executive Vice President




ATTEST:

/s/ Joan R. Riley
-----------------------------